                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of report: October 21, 1996
                                        -----------------
                        (Date of earliest event reported)


                                    RPM, Inc.
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               (Exact Name of Registrant as Specified in Charter)


            Ohio                   0-5132                 34-6550857
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(State or Other Jurisdiction      (Commission          (I.R.S. Employer
      of Incorporation)           File Number)         Identification No.)



      P.O. Box 777, 2628 Pearl Road, Medina, Ohio              44258
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        (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone number, including area code (330) 273-5090
                                                   --------------



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                             Exhibit Index on Page 2


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Item 5.  Other Events.
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         On October 21, 1996, RPM, Inc. and The BFGoodrich Company signed a definitive agreement for RPM to acquire the stock of Tremco Inc., a BFGoodrich subsidiary. RPM issued the press release filed as Exhibit 99.1 to this Form 8-K Current Report to announce the signing of the definitive agreement.


Item 7.  Financial Statements, Pro Forma Financial Information
-------  -----------------------------------------------------
         and Exhibits.
         -------------


(c)      Exhibits.
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
                                                                                               Sequential
         Exhibit No.                                                                           Page Number
         -----------                                                                           -----------
         99.1        Press Release of the Company dated
                     October 22, 1996.................................................................4


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  RPM, INC.



                                  By: /s/ Thomas C. Sullivan
                                      ----------------------------------------
                                      Thomas C. Sullivan,
                                      Chairman and Chief Executive Officer

Date:  November 4, 1996



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